                                                                   EXHIBIT 10.17

                                    *** CERTAIN CONFIDENTIAL INFORMATION
                                    CONTAINED IN THIS DOCUMENT (INDICATED BY
                                    ASTERISKS) HAS BEEN OMITTED AND FILED
                                    SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                    COMMISSION PURSUANT TO A REQUEST FOR
                                    CONFIDENTIAL TREATMENT UNDER 17 C.F.R.
                                    SECTIONS 200.80(b)(4), 200.83 AND 230.406.

                                 AMENDMENT NO. 1
                      TO THE AGREEMENT DATED AUGUST 7, 2002
                       BETWEEN HOFFMAN-LA ROCHE, INC. AND
                          ANADYS PHARMACEUTICALS, INC.


         This AMENDMENT NO. 1 to the Agreement dated August 7, 2002 (the "Collaboration Agreement") between Hoffman-La Roche, Inc. ("Roche") and Anadys Pharmaceuticals, Inc. ("Anadys") is made effective as of October 1, 2003 (the "Effective Date") by and between Roche and Anadys. Roche and Anadys are collectively referred to herein from time to time as the "Parties". Capitalized terms used but not defined herein shall have the meanings given to them in the Collaboration Agreement.

         WHEREAS, the Collaboration Agreement sets forth the terms pursuant to which Anadys is designing and synthesizing molecules based on the lead molecules provided by Roche; and

         WHEREAS, the Collaboration Term is set to expire on October 1, 2003 and the parties desire to mutually extend the Collaboration Term for another six (6) month period pursuant to the terms set forth herein.

         NOW THEREFORE, the Parties are executing this Amendment No. 1 under the terms and conditions set forth below.

         1. COLLABORATION TERM. The Parties hereby agree that the Collaboration Term (as defined in Section 5 of the Collaboration Agreement) shall be extended to continue until April 1, 2004. Notwithstanding the foregoing, Roche shall have the option, at its discretion, to have the Collaboration Term terminate on January 15, 2004, by giving the notice provided in Section 3 below.

         2. MILESTONE PAYMENT. The Parties hereby agree that upon delivery from Anadys to Roche of the following Molecules on or before January 15, 2004, Roche shall pay to Anadys a milestone payment of [...***...] United States Dollars (US$[...***...]), which milestone payment shall be paid by Roche to Anadys within thirty (30) days after delivery of the Molecules to Roche and receipt of an invoice in such amount by Roche, such invoice not being issued before January 1, 2004:

                          a. Delivery of [...***...] ([...***...]) Molecules to
                          Roche. The amount would be [...***...] milligrams ([...***...] mg, i.e. enough for [...***...] and
                          [...***...] assays, [...***...] if needed). These
                          Molecules are from the [...***...] and [...***...].
                          Their descriptions are:

                                             ***CONFIDENTIAL TREATMENT REQUESTED
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                      [...***...] A:
                     o        [...***...]
                     o        [...***...]
                     o        [...***...]
                     o        [...***...]
                     o        [...***...]

                      [...***...] B, C:  [...***...]
                      [...***...]

                      b. At least two (2) groups of Molecules with novel [...***...] A substitutions to be delivered to Roche in [...***...] milligram quantity ([...***...] mg, i.e.
                      enough for [...***...] and [...***...] assays, [...***...]
                      if needed).

                      c. At least one (1) Molecule of interest to be delivered to Roche for [...***...] study; provided, however, that such Molecule is selected by Roche by October 15, 2003; and provided further, that Roche provides the required amounts of [...***...] precursor. If either of these requirements are not satisfied by Roche, the satisfaction by Anadys of the delivery requirement set forth in this subsection c shall not be required for Anadys to be entitled to payment of the milestone payment provided under this Section 2.

         3. RESEARCH FUNDING. No FTE funding shall be required for the period from October 1, 2003 through January 1, 2004. If Roche does not provide notice to Anadys by December 15, 2003 of early termination of the Collaboration Term (which termination would be effective on January 1, 2004, subject to Roche making the milestone payment, if earned, provided for in Section 2 above), then the Collaboration Term will continue until April 1, 2004 and Roche will fund [...***...] ([...***...]) FTEs at
                  Anadys at the annual FTE rate of [...***...] United States Dollars (US$[...***...]) to work exclusively on the Project from January 1, 2004 through April 1, 2004 (the "Remaining Collaboration Term"). Funding for the FTE work provided in this Section 3 shall be payable within thirty (30) days after Roche receives an invoice from Anadys, such invoice not being issued before January 1, 2004.

         All other terms of the Collaboration Agreement shall remain unchanged and in full force and effect; provided, however, that the JRC may revise the terms of the Plan in accordance with the foregoing but such revision shall not be required to effect the agreement set forth above.


                                             ***CONFIDENTIAL TREATMENT REQUESTED

         In Witness whereof, the Parties have caused this Amendment No. 1 to be signed, effective as of the Effective Date set forth above.


HOFFMANN-LA ROCHE, INC.


By:
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Its:
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Date:
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ANADYS PHARMACEUTICALS, INC.


By:
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Its:
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Date:
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